SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205490

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2020

MMEX RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3616 Far West Blvd., #117-321

Austin, Texas 78731

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As a development stage company with significant outstanding indebtedness, we require certain consents and amendments from holders of our outstanding convertible notes in order to complete the review and preparation of our financial statements for inclusion in our periodic filings under the Securities Exchange Act of 1934 (“Exchange Act”). As a result of the disruptions in transportation and to the financial markets arising from the COVID-19 virus, we were unable to have the access to representatives of the noteholders and professional advisors that would have been customarily expected to complete these efforts and permit the Company to file a timely and accurate Quarterly Report on Form 10-Q for its quarter ended January 31, 2020 by the prescribed filing date of March 16, 2020 without unreasonable effort or expense due to circumstances related to COVID-19.

On March 4, 2020, the Securities and Exchange Commission (the “SEC”) issued an Order under Section 36 (Release No. 34-88318) of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

The Company is relying on this Order and is furnishing this Form 8-K prior to the March 16 original filing deadline of the report on Form 10-Q. The Company expects to file its Quarterly Report on Form 10-Q for the quarter ended January 31, 2020 prior to April 30, 2020.

The extent to which COVID-19 will impact the Company’s future developments is highly uncertain and cannot be predicted.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Resources Corporation

Date: March 12, 2020	By:	/s/ Jack W. Hanks
Jack W. Hanks
President and Chief Executive Officer

3